UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 29, 2007
(Date of earliest event reported)

                    Morgan Stanley Capital I Trust 2007-IQ16
                    ----------------------------------------
                         (Exact name of issuing entity)

                  Morgan Stanley Mortgage Capital Holdings LLC
                  --------------------------------------------
               (Exact name of sponsor as specified in its charter)

                      General Electric Capital Corporation
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                      Principal Commercial Funding II, LLC
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                              Royal Bank of Canada
                              --------------------
               (Exact name of sponsor as specified in its charter)

                                    NCB, FSB
                                    --------
               (Exact name of sponsor as specified in its charter)

                        Nationwide Life Insurance Company
                        ---------------------------------
               (Exact name of sponsor as specified in its charter)

                          Morgan Stanley Capital I Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                333-143623-04                13-3291626
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)              File No.)               Identification No.)

          1585 Broadway, New York, New York                       10036
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       (Address of principal executive offices)                 (Zip Code)

Registrant's Telephone Number, including area code (212) 761-4000
                                                   -----------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

      On November 29, 2007, a single series of mortgage pass-through certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of November 1, 2007, by and among Morgan Stanley Capital I Inc. (the "Registrant"), as depositor, Capmark Finance Inc. ("Capmark"), as a master servicer, Wells Fargo Bank, National Association ("Wells Fargo Master Servicer"), as a master servicer, NCB, FSB, ("NCB, FSB"), as a master servicer, Centerline Servicing Inc. ("Centerline"), as a special servicer, National Consumer Cooperative Bank ("NCCB"), as a special servicer, Wells Fargo Bank, National Association ("Wells Fargo"), as paying agent, authenticating agent and certificate registrar, and LaSalle Bank National Association ("LaSalle"), as trustee and custodian. The Certificates consist of 33 classes (each, a "Class") of Certificates, 11 of which Classes are designated as the "Class A-1 Certificates," the "Class A-1A Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class A-M Certificates," the "Class A-MFL Certificates," the "Class A-MA Certificates," the "Class A-J Certificates," the "Class A-JFL Certificates" and the "Class A-JA Certificates" (collectively, the "Offered Certificates"); and 22 of which Classes are designated as the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class Q Certificates," the "Class S Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class EI Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 234 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $2,595,830,782. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain Mortgage Loans (the "MSMCH Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC ("MSMCH") pursuant to the mortgage loan purchase agreement, dated as of November 1, 2007 (the "MSMCH Mortgage Loan Purchase Agreement"), between the Registrant and MSMCH. Certain Mortgage Loans (the "PCFII Mortgage Loans") were acquired by the Registrant from Principal Commercial Funding II, LLC ("PCFII") pursuant to the mortgage loan purchase agreement, dated as of November 1, 2007 (the "PCFII Mortgage Loan Purchase Agreement"), between the Registrant and PCFII. Certain Mortgage Loans (the "RBC Mortgage Loans") were acquired by the Registrant from Royal Bank of Canada ("RBC") pursuant to the mortgage loan purchase agreement, dated as of November 1, 2007 (the "RBC Mortgage Loan Purchase Agreement"), between the Registrant and RBC. Certain Mortgage Loans (the "GECC Mortgage Loans") were acquired by the Registrant from General Electric Capital Corporation ("GECC") pursuant to the mortgage loan purchase agreement, dated as of November 1, 2007 (the "GECC Mortgage Loan Purchase Agreement"), between the Registrant and GECC. Certain Mortgage Loans (the "NCB, FSB Mortgage Loans") were acquired by the Registrant from NCB, FSB ("NCB, FSB") pursuant to the mortgage loan purchase agreement, dated as of November 1, 2007 (the "NCB, FSB Mortgage Loan Purchase Agreement"), between the Registrant and NCB, FSB. Certain Mortgage Loans (the "Nationwide Mortgage Loans") were acquired by the Registrant from Nationwide Life Insurance Company ("Nationwide") pursuant to the mortgage loan purchase agreement, dated as of November 1, 2007 (the "Nationwide Mortgage Loan Purchase Agreement"), between the Registrant and Nationwide. Certain Mortgage Loans (the "NatCity Mortgage Loans") were acquired by the Registrant from National City Bank ("NatCity") pursuant to the mortgage loan purchase agreement, dated as of November 1, 2007 (the "NatCity Mortgage Loan Purchase Agreement"), between the Registrant and NatCity.The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to MSMCH, PCFII, RBC, GECC, NCB, FSB, Nationwide and NatCity was derived from the sale of Certificates by the Registrant to Morgan Stanley & Co. Incorporated ("MS&Co."), Greenwich Capital Markets, Inc. ("Greenwich"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") (except with respect to the Class A-4 Certificates) and RBC Capital Markets Corporation ("RBCCM," and together with MS&Co., Greenwich and Merrill Lynch, the "Underwriters") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated November 15, 2007, between the Registrant and the Underwriters (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated November 15, 2007, between the Registrant and MS&Co. (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). The net proceeds of the sale of the Offered Certificates and the Private Certificates were applied to the purchase of the Mortgage Loans from MSMCH, PCFII, RBC, GECC, NCB, FSB, Nationwide and NatCity. On November 29, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for the transfer of such Mortgage Loans consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement (the "Prospectus Supplement"), dated November 15, 2007, supplementing the Prospectus, dated June 22, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). The Mortgage Loans will be serviced pursuant to the Pooling and Servicing Agreement and a primary servicing agreement or a sub-servicing agreement entered into in accordance with the terms of the Pooling and Servicing Agreement, including without limitation, the Primary Servicing Agreement (the "Principal Primary Servicing Agreement"), dated November 1, 2007, between Capmark, as master servicer, and Principal Global Investors, LLC ("PGI"), as primary servicer of the PCFII Mortgage Loans, the Subservicing Agreement (the "Capstone Sub-Servicing Agreement"), dated November 1, 2007, between Capmark, as master servicer and Capstone Realty Advisors, LLC ("Capstone"), as Sub-Servicer of the NatCity Mortgage Loans, and the Primary Servicing Agreement (the "Nationwide Primary Servicing Agreement"), dated November 1, 2007, between Capmark, as master servicer, and Nationwide, as primary servicer of the Nationwide Mortgage Loans. PGI is an affiliate of the PCFII and Capstone is an affiliate of NatCity as described in the Prospectus Supplement.

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.       Description
-----------       -----------

(1.1) Underwriting Agreement, dated November 15, 2007, by and among the Registrant, MS&Co., Merrill Lynch (except with respect to the Class A-4 certificates), RBCCM, and Greenwich relating to the sale of the Offered Certificates by the Registrant to the Underwriters.

(4.1) Pooling and Servicing Agreement, dated as of November 1, 2007, by and among the Registrant, as depositor, Capmark, as a master servicer, Wells Fargo Master Servicer, as a master servicer, NCB, FSB, as a master servicer, Centerline, as a special servicer, NCCB as a special servicer, Wells Fargo, as paying agent, authenticating agent and certificate registrar, and LaSalle, as trustee and custodian.

(99.1) Mortgage Loan Purchase Agreement, dated as of November 1, 2007, between the Registrant and Morgan Stanley Mortgage Holdings LLC.

(99.2) Mortgage Loan Purchase Agreement, dated as of November 1, 2007, between the Registrant and Principal Commercial Funding II, LLC.

(99.3) Mortgage Loan Purchase Agreement, dated as of November 1, 2007, between the Registrant and Royal Bank of Canada.

(99.4) Mortgage Loan Purchase Agreement, dated as of November 1, 2007, between the Registrant and General Electric Capital Corporation.

(99.5) Mortgage Loan Purchase Agreement, dated as of November 1, 2007, between the Registrant and Nationwide Life Insurance Company.

(99.6) Mortgage Loan Purchase Agreement, dated as of November 1, 2007, between the Registrant and NCB, FSB.

(99.7) Mortgage Loan Purchase Agreement, dated as of November 1, 2007, between the Registrant and National City Bank.

(99.8) Primary Servicing Agreement, dated November 1, 2007, between Capmark and PGI, relating to the PCFII Mortgage Loans.

(99.9) Subservicing Agreement, dated November 1, 2007, between Capmark and Capstone, relating to the NatCity Mortgage Loans.

(99.10) Primary Servicing Agreement, dated November 1, 2007, between Capmark and Nationwide, relating to the Nationwide Mortgage Loans.

(99.11) ISDA Master Agreement, the Schedule, the Confirmation and the Credit Support Annex regarding an interest rate swap for each of the Class A-MFL Certificates and the Class A-JFL Certificates, each dated as of November 29, 2007, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, as paying agent. Guaranty, dated as of November 29, 2007, by Morgan Stanley regarding the interest rate swap transactions set forth above.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 13, 2007


                                       MORGAN STANLEY CAPITAL I INC.


                                       By:   /s/ Anthony Sfarra
                                          --------------------------------------
                                          Name:  Anthony Sfarra
                                          Title: Vice President

                                  Exhibit Index
                                  -------------

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.     Description                                       Electronic (E)
-----------     -----------                                       --------------

1.1             Underwriting Agreement                            E

4.1             Pooling and Servicing Agreement                   E

99.1            MSMCH Mortgage Loan Purchase Agreement            E

99.2            PCFII Mortgage Loan Purchase Agreement            E

99.3            RBC Mortgage Loan Purchase Agreement              E

99.4            GECC Mortgage Loan Purchase Agreement             E

99.5            Nationwide Mortgage Loan Purchase Agreement       E

99.6            NCB, FSB Mortgage Loan Purchase Agreement         E

99.7            NatCity Mortgage Loan Purchase Agreement          E

99.8            Principal Primary Servicing Agreement             E

99.9            Capstone Sub-Servicing Agreement                  E

99.10           Nationwide Primary Servicing Agreement            E

99.11           Interest Rate Swap Agreement                      E